UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2006
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On June 22, 2006, the sitting members of the registrant's Board of Directors (the "Board") appointed James B. Hudak and Samuel R. Schwartz to become members of the Board, effective June 22, 2006, in order to fill the two (2) vacancies currently existing on the Board.
     In addition, Mr. Schwartz was appointed as the chairman of the Board’s audit committee. The registrant has not yet determined the committees, if any, to which Mr. Hudak will be appointed.

Item 8.01.	Other Events.
     On June 27, 2006, the registrant issued a press release to announce that Peter E. Fleming, III, had been appointed at a Board meeting held June 22, 2006, as the registrant’s General Counsel, effective June 26, 2006.

Item 9.01	Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the registrant dated June 27, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: June 27, 2006	/s/ John G. Lettko
John G. Lettko
President and Chief Executive Officer